UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Under §240.14a-12

Connecticut Water Service, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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	(1)	Title of each class of securities to which transaction applies:
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This filing relates to the proposed transaction between SJW Group (“SJW Group”) and Connecticut Water Service, Inc. (“CTWS”) pursuant to the Second Amended and Restated Agreement and Plan of Merger, dated as of August 5, 2018, among SJW Group, Hydro Sub, Inc. and CTWS.

The following is a communication that was distributed to CTWS employees on August 6, 2018.

August 6, 2018

Update on Merger with SJW Group

We want to update you on a recent development related to our merger with SJW Group that is being announced publicly today.

In keeping with their commitment to act in the best interest of shareholders and other stakeholders, our Board and the SJW Board have agreed to further amend the terms of the companies’ merger agreement to provide for an all cash purchase or acquisition of Connecticut Water by SJW rather than the original stock transaction.

•

SJW has offered CTWS shareholders $70 per share, which clearly provides value and benefits for our shareholders. The Boards believe that an acquisition with a $70 cash per share consideration will resolve any market distractions resulting from otherwise-inferior proposals for Connecticut Water and facilitate a path forward for the transaction. It should strengthen shareholder confidence to support the vote for the combination with SJW and the immediate and long term value and benefits it will provide.

•	At the same time, the revised agreement continues to honor the important commitments to customers, employees and communities including:

o	there will be a New England headquarters in Clinton, CT with leadership and decision makers available here;

o	there will be no merger related job losses, layoffs or significant changes to benefits or compensation;

o	we will retain our company names, local offices and employee teams to serve our customers and communities;

o	there will be no change in customer rates as a result of the merger; and

o	we will continue to support current community involvement and giving.

As this is now an acquisition rather than a merger, the Board structure will differ from what was previously announced. The SJW Board will be expanded by 2 seats to be filled by current members of our Board appointed by SJW Group, to further bolster the expertise in the New England market. There are no decisions on any shared leadership roles at this time.

We see the strong cultural fit between our organizations and are confident we can honor our ‘culture of trust and service’ and successfully bring the two companies together to create a new industry leader which values employees, world-class service, and growth opportunities.

Thank you for your unwavering dedication to Connecticut Water and your continued service to your customers and each other.    That continues to make such a difference!

If you have any questions, please feel free to contact your supervisor or anyone on the leadership team.

NOTE: Public filings related to our process filed with the SEC are regularly posted and available at www.sjw-ctws.com and can be accessed through the company portal.

Consistent with usual policies, all media and investor related inquiries should be forwarded to Dan Meaney at dmeaney@ctwater.com or 860-664-6016.

Cautionary Statement Regarding Forward-Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Some of these forward-looking statements can be identified by the use of forward-looking words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “projects,” “strategy,” or “anticipates,” or the negative of those words or other comparable terminology.

The accuracy of such statements is subject to a number of risks, uncertainties and assumptions including, but not limited to, the following factors: (1) the risk that the conditions to the closing of the transaction are not satisfied, including the risk that required approval from the shareholders of the Company for the transaction is not obtained; (2) the risk that the regulatory approvals required for the transaction are not obtained, on the terms expected or on the anticipated schedule; (3) the effect of water, utility, environmental and other governmental policies and regulations; (4) litigation relating to the transaction; (5) the ability of the parties to the transaction to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; (6) the occurrence of any event, change or other circumstance that could give rise to the termination of the transaction agreement between the parties to the proposed transaction; (7) changes in demand for water and other products and services of the Company; (8) unanticipated weather conditions; (9) catastrophic events such as fires, earthquakes, explosions, floods, ice storms, tornadoes, terrorist acts, physical attacks, cyber attacks, or other similar occurrences that could adversely affect the Company’s facilities, operations, financial condition, results of operations, and reputation; (10) risks that the proposed transaction disrupts the current plans and operations of the Company; (11) potential difficulties in employee retention as a result of the proposed transaction; (12) unexpected costs, charges or expenses resulting from the transaction; (13) the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results, and business generally, including, without limitation, competitive responses to the proposed transaction; (14) risks related to diverting management’s attention from ongoing business operations of the Company; (15) the trading price of the Company’s common stock; and (16) legislative and economic developments.

In addition, actual results are subject to other risks and uncertainties that relate more broadly to the Company’s overall business and financial condition, including those more fully described in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including, without limitation, its annual report on Form 10-K for the fiscal year ended December 31, 2017. Forward-looking statements are not guarantees of performance, and speak only as of the date made, and neither the Company nor its management undertakes any obligation to update or revise any forward-looking statements except as required by law.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of the Company by SJW Group. In connection with the proposed transaction, SJW Group and the Company intend to file relevant materials with the SEC, including the Company’s proxy statement on Schedule 14A. SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE COMPANY’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov, and the Company’s shareholders will receive information at an appropriate time on how to obtain transaction-related documents free of charge from the Company. Such documents are not currently available.

Participants in Solicitation

SJW Group and its directors and executive officers, and the Company and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of the Company’s common stock in respect of the proposed transaction. Information about the directors and executive officers of SJW Group is set forth in the proxy statement for SJW Group’s 2018 Annual Meeting of Stockholders, which was filed with the SEC on March 6, 2018. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2018 Annual Meeting of Shareholders, which was filed with the SEC on April 6, 2018. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the acquisition when it becomes available.